DR. KIT TSUI

                                                             February 25, 2004

To the Purchasers signatory to that certain Securities Purchase Agreement with Industries International, Incorporated dated as of February 25, 2004

         Re:      Lock-up Letter

Purchasers:

         Reference is made to the Securities Purchase Agreement, dated February 25, 2004 (the "Purchase Agreement"), among Industries International, Incorporated (the "Company") and the purchasers signatory thereto (the
"Purchasers"). Capitalized terms used herein but not otherwise defined shall have the meaning ascribed to them in the Purchase Agreement.

         In order to induce the Purchasers to enter into the Purchaser Agreement, from the date hereof until the 180th calendar day following the Effective Date of the Registration Statement, the undersigned will not offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder with respect to, any shares of Common Stock beneficially owned or held by the undersigned. Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. Notwithstanding anything herein to the contrary, in any 3 consecutive month period, the undersigned shall be permitted to take any such action with respect to up to a number of shares of Common Stock equal to 1% of the issued and outstanding Common Stock of the Company shown in the most recent publicly filed report of the Company. In order to enforce this covenant, the Company will impose irrevocable stop-transfer instructions preventing the transfer agent from effecting any actions in violation of this agreement.

         The undersigned acknowledges that the execution, delivery and performance of this letter agreement is a material inducement to the Purchasers to complete the transaction contemplated by the Purchase Agreement and that the Purchasers (which shall be third party beneficiaries of this letter agreement) and the Company shall be entitled to specific performance of my obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this letter agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Purchase Agreement.

         This letter agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company, the Purchasers and the undersigned. This letter agreement shall be construed and enforced in accordance with the laws of the State of New

         York, without regard to the principles of conflicts of laws. The undersigned hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waive, and agree not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The undersigned agrees and understands that this letter does not intend to create any relationship between the undersigned and the Purchasers and that the Purchasers are not entitled to cast any votes on the matters herein contemplated and that no issuance or sale of the Securities is created or intended by virtue of this letter.

         This letter agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

/s/ Kit Tsui
---------------------------
Signature

Kit Tsui
---------------------------
Print Name

Chairman, CEO
---------------------------
Position in Company

10,259,092
---------------------------
Number of shares of Common Stock

N/A

_____________________________________________________________________________
Number of shares of Common Stock underlying subject to warrants, options, debentures or other convertible securities

         By signing below, the Company agrees to enforce the restrictions on transfer set forth in this letter agreement.

                                        INDUSTRIES INTERNATIONAL, INCORPORATED


                                        By: /s/ Kit Tsui
                                           ------------------------------------
                                            Name:  Kit Tsui
                                            Title:CEO